This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  1.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     3862
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $    28833
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $    90273
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     2778
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $     6117
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
A) 1. Dividends from net investment income ---$ 0.09,0.00,0.00,0.15
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ----------$ 0.24,0.24,0.24,0.24
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  2.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        6
   Z) Net investment income ------------------------------ $     1388
  AA) Realized capital gains ----------------------------- $        3
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     1710
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     1415
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ----$ 0.48,0.40,0.39,0.53
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---- $ 0.00,0.00,0.00,0.00
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  3.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       45
   Z) Net investment income ------------------------------ $     9832
  AA) Realized capital gains ----------------------------- $     3307
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $     2673
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $    10027
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ---$ 0.56,0.47,0.47,0.59
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---- $   0.00,0.00,0.00,0.00
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  4.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      173
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     6635
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     1077
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      221
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $       69
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
 A) 1. Dividends from net investment income - $   0.06,0.00,0.00,0.12
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ----- $  0.02,0.02,0.02,0.02
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  5.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     4345
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      579
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $    19715
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     5141
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $     8726
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income - $ 0.54,0.35,0.38,0.59
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains -- $ 0.91,0.91,0.91,0.91
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  6.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     4532
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     4477
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income ------------ $   0.0200
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  7.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       39
   Z) Net investment income ------------------------------ $     2136
  AA) Realized capital gains ----------------------------- $      160
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $      488
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     2212
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $      141
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -- $0.59,0.52,0.50,0.62
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains -- $ 0.05,0.05,0.05,0.05
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  8.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       23
   Z) Net investment income ------------------------------ $      368
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $    11565
  CC) 1. Net unrealized appreciation during the period --- $     4077
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      532
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -- $   0.08,0.00,0.00,0.12
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains --- $ 0.00,0.00,0.00,0.00
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series  9.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -- $ 0.00,
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ------ $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 10.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     -221
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      863
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     3662
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income  $ 0.00,0.00,0.00,0.00
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains -- $ 0.00,0.00,0.00,0.00
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 11.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     -987
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $    12366
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $    30589
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $     6174
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income --$0.00,0.00,0.00,0.00
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains -- $ 0.73,0.73,0.73,0.73
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 12.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $     8892
  AA) Realized capital gains ----------------------------- $    10008
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $      323
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     9295
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income-- $0.37,0.31,0.31
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains - $ 0.00,0.00,0.00
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 13.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $      375
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      655
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $    13091
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      130
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $      289
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income - $ 0.02,0.00,0.00,0.05
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains - $ 0.04,0.04,0.04,0.04
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 14.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       17
   Z) Net investment income ------------------------------ $     -153
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      210
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     4674
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      172
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $     7974
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income - $0.05,0.00,0.03,0.09
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains --$ 2.08,2.08,2.08,2.08
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 15.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        0
   Z) Net investment income ------------------------------ $        0
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -$0.00
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 16.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       23
   Z) Net investment income ------------------------------ $       45
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      166
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     1351
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      101
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $      213
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income - $0.06,0.00,0.00,0.08
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains --$ 0.15,0.15,0.15,0.15
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 17.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       29
   Z) Net investment income ------------------------------ $     2131
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     2756
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     1537
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $     2662
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -$ 0.62,0.57,0.57,0.64
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains -- $0.00,0.00,0.00,0.00
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 18.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       21
   Z) Net investment income ------------------------------ $       50
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     2761
  CC) 1. Net unrealized appreciation during the period --- $      606
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $       77
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -- $0.03,0.00,0.00,0.06
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains --$ 0.00,0.00,0.00,0.00
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 19.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $        1
   Z) Net investment income ------------------------------ $       21
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     2643
  CC) 1. Net unrealized appreciation during the period --- $     8240
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $       65
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -$ 0.01,0.00,0.00,0.04
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 20.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       15
   Z) Net investment income ------------------------------ $      299
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     1501
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     5228
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      275
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income - $ 0.08,
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---------------------- $   0.0000
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 21.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       27
   Z) Net investment income ------------------------------ $       17
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     2225
  CC) 1. Net unrealized appreciation during the period --- $      143
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $        0
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income - $0.00,0.00,0.00,0.00
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains ---$0.00,0.00,0.00,0.00
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 22.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       23
   Z) Net investment income ------------------------------ $      197
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $      852
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $     2891
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $      114
      2. Dividends for a second class of open-end
         company shares -----------------------------------$       39
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -- $0.07,0.02,0.01,0.10
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains -$0.02,0.02,0.02,0.02
   C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33)              filed for series 23.

EXPENSES (Negative answers are allowed    For the period covered by this form
            on this screen for 72Z only)                  ($000's omitted)
72.Y) Expense reimbursements ----------------------------- $       30
   Z) Net investment income ------------------------------ $       45
  AA) Realized capital gains ----------------------------- $        0
  BB) Realized capital losses ---------------------------- $     2151
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      270
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $       76
      2. Dividends for a second class of open-end
         company shares -----------------------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income - $0.06,0.0.00,0.02,0.08
      2. Dividends for a second class of open-end
         company shares ---------------------------------- $   0.0000
   B) Distribution of capital gains --$0.00,0.00,0.00,0.00
  C) Other distributions -------------------------------- $   0.0000
                              SCREEN NUMBER: 34

                                                          This page being
(Continued from Screen 35)                                filed for series  1.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------$    19722
   P) Amounts owed to affiliated persons --------------------------- $      162
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    20341
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ------------------------- $   522865
   U) 1. Number of shares outstanding       12370,1177,252,12043
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
 V) 1. Net asset value per share (to nearest cent) $20.31,19.38,19.23,20.26
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) --------------- $   0.0000
   X) Total number of shareholder accounts    12788,2916,451,184
   Y) Total value of assets in segregated accounts ----------------- $     8995
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  2.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased --------- $        	    515
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       68
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ------------------------- $    44014
   U) 1. Number of shares outstanding      2989,336,276,2
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
V) 1. Net asset value per share (to nearest cent) - $12.21,12.21,12.21,12.70
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
   for money market funds only (to 4 decimals) ------------- $ 0.0000
   X) Total number of shareholder accounts  881,131,55,3
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  3.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased -------------- $ 53354
   P) Amounts owed to affiliated persons --------------------------- $     114
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    25658
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------- $   235049
   U) 1. Number of shares outstanding     11247,254,134,6799
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $12.75,12.76,12.76,12.75
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
 X) Total number of shareholder accounts   3015,265,119,89
 Y) Total value of assets in segregated accounts ----------------- $     23616
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  4.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $       81
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       15
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    37356
   U) 1. Number of shares outstanding       1915,73,24,782
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $13.39,12.48,12.47,13.45
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts   3811,272,77,11
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  5.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased -------$               10914
   P) Amounts owed to affiliated persons ------------------- $               74
   Q) Senior long-term debt ------------------------------------- $           0
   R) Other liabilities:  1. Reverse repurchase agreements ------ $           0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      344
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ----------------- $   192524
   U) 1. Number of shares outstanding      4981,814,157,4048
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
 V) 1. Net asset value per share (to nearest cent)  $19.30,18.69,18.44,19.34
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
    for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts   4627,1214,129,114
   Y) Total value of assets in segregated accounts ----------------- $     4717

                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  6.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $       46
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     1680
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ------------------ $   255169
   U) 1. Number of shares outstanding ------------------------------     255125
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     1.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   1.0002
   X) Total number of shareholder accounts -------------------------       6642
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  7.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------------- $ 2474
   P) Amounts owed to affiliated persons --------------------------- $       31
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $    18082
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $    64523
   U) 1. Number of shares outstanding -   4430,279,309,269
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
 V) 1. Net asset value per share (to nearest cent)  $12.21,12.19,12.19,12.17
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------------ $   0.0000
   X) Total number of shareholder accounts   1413,321,189,7
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  8.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------ $      240
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ------- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       76
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ------------------------- $    45948
   U) 1. Number of shares outstanding    2101,89,44,2623
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent)  $ 9.41,8.86,8.85,9.53
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) -------------- $   0.0000
   X) Total number of shareholder accounts  1413,224,107,86
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series  9.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------- $        0
   P) Amounts owed to affiliated persons --------------------------- $        0
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --------- $     0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $      0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) -------------$   0.0000
   X) Total number of shareholder accounts ---------------------          0
   Y) Total value of assets in segregated accounts -------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 10.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased --------- $       77
   P) Amounts owed to affiliated persons ----------------------- $       30
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     2098
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ----------------------- $    26163
   U) 1. Number of shares outstanding   2783,712,40,7
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent)  $7.53,6.86,6.84,8.28
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) -------------- $   0.0000
   X) Total number of shareholder accounts  1807,867,77,4
   Y) Total value of assets in segregated accounts-------------- $        137
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 11.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased --------- $        0
   P) Amounts owed to affiliated persons ------------------------ $       72
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ---- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     9420
   S) Senior equity ------------------------------------------- $        0
   T) Net assets of common shareholders ------------------ $   214795
   U) 1. Number of shares outstanding    6889,1464,791,2534
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $18.50,17.70,17.69,18.72
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) -------------- $ 0.0000
   X) Total number of shareholder accounts   9363,3621,1051,166
   Y) Total value of assets in segregated accounts ------------ $        1360
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 12.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------- $    12405
   P) Amounts owed to affiliated persons ------------------- $      609
   Q) Senior long-term debt ------------------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements - $        0
                          2. Short sales --------------------------- $     0
                          3. Written options ----------------------- $     0
                          4. All other liabilities ----------------- $ 64039
   S) Senior equity ------------------------------------------- $        0
   T) Net assets of common shareholders ------------------ $   221785
   U) 1. Number of shares outstanding    22848,1826,126
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $8.94,9.01,9.04
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ---------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts   9156,1277,72
   Y) Total value of assets in segregated accounts --------- $ 38116
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 13.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------- $      166
   P) Amounts owed to affiliated persons ------------------- $        4
   Q) Senior long-term debt ----------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       19
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ------------------ $    62918
   U) 1. Number of shares outstanding    5206,1820,138,482
      2. Number of shares outstanding of a second class of shares
         of open-end company ----------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $8.29,7.93,7.92,8.77
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------- $   0.0000
   X) Total number of shareholder accounts   3728,2022,217,7
   Y) Total value of assets in segregated accounts -------------- $       2280
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 14.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased------------- $      216
   P) Amounts owed to affiliated persons ------------------------ $       71
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     6275
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders -------------------- $    74292
   U) 1. Number of shares outstanding       3877,1432,449,756
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $11.49,11.16,11.14,11.59
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ----------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ----------- $   0.0000
   X) Total number of shareholder accounts   2197,1200,524,24
   Y) Total value of assets in segregated accounts------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 15.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased --------- $        0
   P) Amounts owed to affiliated persons ------------------- $        0
   Q) Senior long-term debt ------------------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements - $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------------- $        0
   U) 1. Number of shares outstanding ------------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) --------------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------- $   0.0000
   X) Total number of shareholder accounts -------------------------          0
   Y) Total value of assets in segregated accounts ----------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 16.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased --------- $      394
   P) Amounts owed to affiliated persons ----------------------- $       27
   Q) Senior long-term debt ------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ---- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     1342
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders -------------------- $    13329
   U) 1. Number of shares outstanding     329,47,61,1066
    2. Number of shares outstanding of a second class of shares
         of open-end company -----------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $8.87,8.70,8.65,8.89
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------ $   0.0000
   X) Total number of shareholder accounts     324,121,69,4
   Y) Total value of assets in segregated accounts ------------- $        133
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 17.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ---------- $       72
   P) Amounts owed to affiliated persons ----------------------- $       26
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $      337
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ------------------ $    24247
   U) 1. Number of shares outstanding    985,318,79,3003
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $5.53,5.53,5.53,5.53
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------ $   0.0000
   X) Total number of shareholder accounts   274,161,47,7
   Y) Total value of assets in segregated accounts ------------- $        1581
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 18.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased------ $       70
   P) Amounts owed to affiliated persons ------------------- $       21
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ---- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ------------------- $     9085
   U) 1. Number of shares outstanding      265,34,10,1194
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $6.02,5.90,5.86,6.05
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) --------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ----------- $   0.0000
   X) Total number of shareholder accounts    271,62,13,3
   Y) Total value of assets in segregated accounts -------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 19.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased----------- $        0
   P) Amounts owed to affiliated persons ---------------------- $        0
   Q) Senior long-term debt ------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements -- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------ $        0
   T) Net assets of common shareholders ---------------------- $        0
   U) 1. Number of shares outstanding --------------------------          0
      2. Number of shares outstanding of a second class of shares
         of open-end company ------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) -------- $     0.00
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) --------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------ $   0.0000
   X) Total number of shareholder accounts --------------------          0
   Y) Total value of assets in segregated accounts ------------ $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 20.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------- $        0
   P) Amounts owed to affiliated persons -------------------- $       10
   Q) Senior long-term debt ------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements -- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $       13
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ------------------$    23519
   U) 1. Number of shares outstanding      4160,
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) -------- $     5.65
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------- $   0.0000
   X) Total number of shareholder accounts ----------------        776
   Y) Total value of assets in segregated accounts ---------- $        931
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 21.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ----------- $     1696
   P) Amounts owed to affiliated persons --------------------------- $       12
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ------ $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     1339
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ------------------------ $     8263
   U) 1. Number of shares outstanding      1338,44,18,10
      2. Number of shares outstanding of a second class of shares
         of open-end company -----------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $5.87,5.77,5.77,5.90
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) --------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ------------ $   0.0000
   X) Total number of shareholder accounts            339,66,25,3
   Y) Total value of assets in segregated accounts -------------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 22.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased----------- $       89
   P) Amounts owed to affiliated persons ------------------- $       23
   Q) Senior long-term debt --------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements --- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $     1505
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders ----------------- $    13236
   U) 1. Number of shares outstanding     1610,65,22,10
      2. Number of shares outstanding of a second class of shares
         of open-end company -----------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $7.75,7.68,7.70,7.77
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ---------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts        403,109,32,3
   Y) Total value of assets in segregated accounts ---------- $        0
                              SCREEN NUMBER: 36

                                                          This page being
(Continued from Screen 35)                                filed for series 23.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased------------- $      265
   P) Amounts owed to affiliated persons ------------------------ $        4
   Q) Senior long-term debt ---------------------------------------- $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
                          2. Short sales --------------------------- $        0
                          3. Written options ----------------------- $        0
                          4. All other liabilities ----------------- $        0
   S) Senior equity ------------------------------------------------ $        0
   T) Net assets of common shareholders --------------------- $     5638
   U) 1. Number of shares outstanding    1251,21,15,10
      2. Number of shares outstanding of a second class of shares
         of open-end company ---------------------------------------          0
   V) 1. Net asset value per share (to nearest cent) $4.35,4.33,4.32,4.36
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------------------- $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) -------------$   0.0000
   X) Total number of shareholder accounts     209,45,33,3
   Y) Total value of assets in segregated accounts -------------- $        0
                              SCREEN NUMBER: 36